UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2019

FS Credit Real Estate Income Trust, Inc.

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	333-216037 (Commission File Number)	81-4446064 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☒

Item 1.01. Entry into a Material Definitive Agreement

On August 29, 2019, FS CREIT Finance WF-1 LLC (“WF-1”), an indirect wholly owned special-purpose financing subsidiary of FS Credit Real Estate Income Trust, Inc. (the “Company”), the Company, and Wells Fargo Bank, National Association (“Wells Fargo”), entered into Amendment No. 5 to Master Repurchase and Securities Contract, amending the Master Repurchase and Securities Contract, dated August 30, 2017, between WF-1, as seller, and Wells Fargo, as buyer (the “Fifth Amendment”).

The Fifth Amendment provides for, among other things, an extension of each of the funding period termination date and facility maturity date by one year to August 30, 2020.

The material terms of the Fifth Amendment described above are qualified in their entirety by the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Items.

Investment Activity

On August 23, 2019, the Company originated a $6.0 million floating-rate senior loan with an initial term of 32 months. The loan is secured by 116 housing units totaling approximately 102,400 rentable square feet located in the Upper West Side neighborhood of Manhattan (the “Property”). The Property was completed in 2017 as part of a larger development and includes a gym, laundry, bike room, and children’s play room. The larger development includes 32,159 square feet of retail, a 325-space parking garage, 245 residential condominium units, and 59,698 square feet of commercial space.

The Company believes the Property benefits from attractive market fundamentals. The Property is located proximate to Lincoln Center, Columbus Circle and many other landmarks. The Property’s zip code comprises over 66,500 people. The Loan will be cross-collateralized with the $38.0 million retail and parking loan that the Company originated in April 2019.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit

EXHIBIT NUMBER	DESCRIPTION
10.1

Amendment No. 5 to Master Repurchase and Securities Contract dated as of August 29, 2019 among FS CREIT Finance WF-1 LLC, FS Credit Real Estate Income Trust, Inc., and Wells Fargo Bank, National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Credit Real Estate Income Trust, Inc.

Date: August 29, 2019	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President, Treasurer and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1

Amendment No. 5 to Master Repurchase and Securities Contract dated as of August 29, 2019 among FS CREIT Finance WF-1 LLC, FS Credit Real Estate Income Trust, Inc., and Wells Fargo Bank, National Association.